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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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        Date of Report (Date of Earliest Event Reported): April 16, 2002

                        Adelphia Business Solutions, Inc.
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             (Exact Name of Registrant as Specified in its Charter)
                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


             000-21605                                25-1669404
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      (Commission File Number)             (I.R.S. Employer Identification No.)

One North Main Street
Coudersport, PA                                          16915-1141
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(Address of Principal Executive offices)                 (Zip Code)
                                 (814) 274-9830
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               (Registrant's Telephone Number, Including Area Code

                                 Not Applicable
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          (Former Name or Former Address, if changed Since Last Report)
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Item 5.   Other Events and Regulation FD Disclosure.

          On April 1, 2002, the Registrant filed a Form 12b-25 Notification of Late Filing with respect to its inability to complete its financial statements, receive the independent auditor's report thereon, or file its annual report on Form 10-K for the fiscal year ended December 31, 2001 within the prescribed time period without unreasonable effort or expense. The Registrant has since been informed that Adelphia Communications Corporation ("Adelphia") is yet unable to complete its financial statements, receive the independent auditor's report thereon, or file its Form 10-K. Because prior to January 11, 2002, the Registrant was a consolidated subsidiary of Adelphia, the Registrant will be unable to complete its financial statements, receive the independent auditor's report or file its Form 10-K for the fiscal year ended December 31, 2001, until Adelphia completes its financial statements and receives an independent auditor's report thereon. At this time, the Registrant has received no indication as to when Adelphia will complete its financial statements and receive an independent auditor's report thereon.

          For these reasons, the Registrant remains unable to complete its financial statements, receive the independent auditor's report thereon, or file its Form 10-K within the prescribed time period (as extended on April 1, 2002, in accordance with Rule 12b-25 under the Securities Exchange Act of 1934, as amended).

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           ADELPHIA BUSINESS SOLUTIONS, INC.


                                           By:      /s/ Edward E. Babcock
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                                           Name:    Edward E. Babcock
                                           Title:   Vice President of Finance



Date:   April 16, 2002.